UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

      DATE OF REPORT (Date of earliest event reported): October 20, 2004

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On October 20, 2004, First Merchants Corporation issued a press release to report its financial results for the third quarter ended September
30, 2004. The press release, attached hereto as Exhibit 99.1, is being furnished by the Registrant and is not being filed.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

           Exhibit 99.1      Press Release, dated October 20, 2004, issued by
                              First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  October 20, 2004

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated October 20, 2004, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated October 20, 2004

N / E / W / S     R / E / L / E / A / S / E

October 20, 2004

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 5 PERCENT INCREASE IN THIRD QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported third quarter diluted earnings per share totaled $.41, a 5.1 percent increase over $.39 recorded in 2003. Net income during the period totaled $7.7 million compared to $7.3 million in 2003.

September 30, 2004, year-to-date, diluted earnings per share equaled $1.18 versus $1.19 recorded in 2003. Year-to-date net income totaled $21.9 million compared to $21.8 million in 2003.

Quarterly net interest income after the provision for loan losses improved by $1.2 million, or 5.1 percent. Total non-interest income declined by $466,000 as gains from the sale of mortgage loans declined by $658,000. Non-interest expenses for the quarter were reduced by $170,000.

Year-to-date net interest income after the provision for loan losses improved by $4.4 million, or 6.3 percent. However, gains from the sale of mortgage loans declined during the same period by 50 percent or $2.8 million. Non-interest expense increased by 1 percent or $641,000.

Total assets equaled $3.2 billion as of September 30, 2004, an increase of $170 million from September 30, 2003. Loans, investments and bank owned life insurance, the Corporation's three primary earning assets, totaled $2.9 billion, an increase of $151 million over the September 30, 2003 amount of $2.7 million. The improvement in earning assets was funded by increased deposits and capital of $159 million.

Michael L. Cox, President and Chief Executive Officer, stated that, "First Merchants Corporation's third quarter 2004 results represent a continuation of positive trends. Increases in the Federal Open Market Committee's target Fed Funds rate of an additional 50 basis points during the quarter improved our net interest income by $945,000 over the second quarter of 2004. We are seeing continued modest improvement in middle-market lending activity in our metropolitan markets. Overall, economic activity is showing increased stimulus accompanied by slight upward pressure on deposit rates."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Standard Time/3:30 p.m. Eastern Daylight Time on Wednesday, October 20, 2004. To participate dial 888-710-8192 and reference First Merchants Corporation's third quarter earnings release. A digital recording will be available two hours after the completion of the conference from October 20, 2004, to October 22, 2004. To access, US/Canada participants should call 800-642-1687 or for International/Local participants, call 706-645-9291 and enter the Conference I.D. 1347220.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               September 30,
                                                                         2004            2003
Assets
   Cash and due from banks                                          $    73,367     $    87,619
   Federal funds sold                                                    22,700               0
                                                                    -----------     -----------
   Cash and cash equivalents                                             96,067          87,619
   Interest-bearing time deposits                                        12,204           3,789
   Investment securities                                                420,645         316,852
   Mortgage loans held for sale                                           2,715          12,042
   Loans                                                              2,395,306       2,351,405
      Less: Allowance for loan losses                                   (25,243)        (29,842)
                                                                     ----------     -----------
        Net Loans                                                     2,370,063       2,321,563
   Premises and equipment                                                38,170          39,475
   Federal Reserve and Federal Home Loan Bank stock                      22,750          14,057
   Interest receivable                                                   17,594          17,139
   Core deposit intangibles and goodwill                                140,186         143,648
   Cash surrender value of life insurance                                41,700          37,536
   Other assets                                                          19,268          18,000
                                                                    -----------     -----------
        Total assets                                                $ 3,181,362     $ 3,011,720
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   373,548     $   316,058
     Interest-bearing                                                 2,083,271       1,994,146
                                                                    -----------     -----------
        Total deposits                                                2,456,819       2,310,204
   Borrowings                                                           379,922         374,051
   Interest payable                                                       5,706           5,200
   Other liabilities                                                     25,253          21,064
                                                                    -----------     -----------
        Total liabilities                                             2,867,700       2,710,519
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 18,562,001 and 18,487,974                  2,320           2,311
   Additional paid-in capital                                           148,993         149,810
   Retained earnings                                                    160,004         147,559
   Accumulated other comprehensive income (loss)                          2,345           1,521
                                                                    -----------     -----------
        Total stockholders' equity                                      313,662         301,201
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,181,362     $ 3,011,720
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Nine Months Ended
(In thousands)                                     September 30,               September 30,
                                                2004          2003          2004          2003
NET CHARGE OFF'S                             $    2,053    $    2,503    $    4,722    $    4,732

AVERAGE BALANCES
  Total Assets                               $3,132,228    $3,030,935    $3,083,919    $2,923,015
  Total Loans                                 2,383,942     2,348,817     2,355,535     2,258,725
  Total Deposits                              2,382,347     2,305,589     2,338,694     2,221,870
  Total Stockholders' Equity                    309,744       301,048       308,035       290,503

FINANCIAL RATIOS
  Return on Average Assets                          .98%          .97%          .95%          .99%
  Return on Avg. Stockholders' Equity              9.88          9.76          9.50          9.98
  Avg. Earning Assets to Avg. Assets              89.98         89.48         89.89         89.92
  Allowance for Loan Losses as %
  Of Total Loans                                   1.05          1.26          1.05          1.26
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .34           .43           .27           .28
  Dividend Payout Ratio                           56.10         58.97         58.47         56.30
  Avg. Stockholders' Equity to Avg. Assets         9.89          9.93          9.99          9.94
  Tax Equivalent Yield on Earning Assets           5.79          5.89          5.71          6.11
  Cost of Supporting Liabilities                   1.85          1.93          1.82          2.01
  Net Int. Margin (FTE) on Earning Assets          3.94          3.96          3.89          4.10




CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Nine Months Ended
                                                            September 30,            September 30,
                                                          2004        2003         2004        2003
Interest Income
   Loans receivable
     Taxable                                            $ 35,342    $ 35,607    $103,590    $106,539
     Tax exempt                                              143         185         443         512
   Investment securities
     Taxable                                               2,146       1,342       6,147       4,621
     Tax exempt                                            1,679       1,562       4,529       4,819
   Federal funds sold                                         18          49          73         339
   Deposits with financial institutions                      154          13         388          54
   Federal Reserve and Federal Home Loan Bank stock          319         201         954         610
                                                        --------    --------    --------    --------
       Total interest income                              39,801      38,959     116,124     117,494
                                                        --------    --------    --------    --------
Interest expense
   Deposits                                                8,487       8,623      24,556      26,555
   Securities sold under repurchase agreements                16         370         334       1,273
   Federal Home Loan Bank advances                         2,484       2,409       7,359       7,077
   Subordinated debentures, revolving
     credit and term loans                                 1,822       1,575       5,067       4,441
   Other borrowings                                          200         108         537         309
                                                        --------    --------    --------    --------
        Total interest expense                            13,009      13,085      37,853      39,655
                                                        --------    --------    --------    --------
Net interest income                                       26,792      25,874      78,271      77,839
   Provision for loan losses                               1,380       1,706       4,472       8,430
                                                        --------    --------    --------    --------

Net interest income
after provision for loan losses                           25,412      24,168      73,799      69,609
                                                        --------    --------    --------    --------
Other income
   Fiduciary activities                                    1,923       1,547       5,735       5,133
   Service charges on deposit accounts                     2,946       2,861       8,714       8,388
   Other customer fees                                       979         961       3,015       3,085
   Net realized gains on
     sales of available-for-sale securities                  332         512         732         950
   Commission income                                         687         638       2,417       2,099
   Earnings on cash surrender value of
     Life insurance                                          448         498       1,359         901
   Net gains and fees on sales of loans                      675       1,332       2,828       5,618
   Other income                                              421         527       1,083       2,141
                                                        --------    --------    --------    --------
        Total other income                                 8,411       8,876      25,883      28,315
                                                        --------    --------    --------    --------

Other expenses
   Salaries and employee benefits                         13,087      13,206      39,170      37,885
   Net occupancy expenses                                  1,391       1,189       3,980       3,480
   Equipment expenses                                      1,853       1,996       5,786       5,856
   Marketing expense                                         363         414       1,188       1,259
   Deposit insurance expense
   Outside data processing fees                            1,328       1,025       3,762       3,055
   Printing and office supplies                              397         401       1,183       1,240
   Goodwill and core deposit amortization                    827         958       2,571       2,777
   Other expenses                                          3,544       3,771      10,336      11,784
                                                        --------    --------    --------    --------
        Total other expenses                              22,790      22,960      67,976      67,336
                                                        --------    --------    --------    --------

Income before income tax                                  11,033      10,084      31,706      30,388
   Income tax expense                                      3,380       2,735       9,763       8,636
                                                        --------    --------    --------    --------
Net income                                              $  7,653    $  7,349    $ 21,943    $ 21,752
                                                        ========    ========    ========    ========

Per Share Data

   Basic Net Income                                          .41         .40        1.18        1.20
   Diluted Net Income                                        .41         .39        1.18        1.19
   Cash Dividends Paid                                       .23         .23         .69         .67



CONSOLIDATED BALANCE SHEETS

(in thousands)                                     September 30, June 30,    March 31, December 31, September 30,
                                                       2004        2004        2004       2003          2003
Assets
   Cash and due from banks                         $    73,367 $    72,432 $    60,366 $    77,112  $    87,619
   Federal funds sold                                   22,700           0           0      32,415            0
                                                   ----------- ----------- ----------- -----------  -----------
   Cash and cash equivalents                            96,067      72,432      60,366     109,527       87,619
   Interest-bearing time deposits                       12,204      20,424      10,674       8,141        3,789
   Investment securities                               420,645     411,140     376,974     356,797      316,852
   Mortgage loans held for sale                          2,715       4,001       3,883       3,043       12,042
   Loans                                             2,395,306   2,365,380   2,320,103   2,353,503    2,351,405
     Less: Allowance for loan losses                   (25,243)    (25,510)    (26,459)    (25,493)     (29,842)
                                                   ----------- ----------- -----------  ----------   ----------
        Net loans                                    2,370,063   2,339,870   2,293,644   2,328,010    2,321,563
   Premises and equipment                               38,170      38,437      38,972      39,639       39,475
   Federal Reserve and Federal Home Loan Bank stock     22,750      22,494      21,956      15,502       14,057
   Interest receivable                                  17,594      14,943      15,061      16,840       17,139
   Core deposit intangibles and goodwill               140,186     141,014     141,867     142,723      143,648
   Cash surrender value of life insurance               41,700      41,288      40,843      37,927       37,536
   Other assets                                         19,268      22,247      20,901      18,663       18,000
                                                   ----------- ----------- ----------- -----------  -----------
        Total assets                               $ 3,181,362 $ 3,128,290 $ 3,025,041 $ 3,076,812  $ 3,011,720
                                                   =========== =========== =========== ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   373,548 $   334,018 $   303,694 $   338,201  $   316,058
     Interest-bearing                                2,083,271   2,038,092   2,009,726   2,023,900    1,994,146
                                                   ----------- ----------- ----------- -----------  -----------
        Total deposits                               2,456,819   2,372,110   2,313,420   2,362,101    2,310,204
   Borrowings                                          379,922     422,885     372,356     383,170      374,051
   Interest payable                                      5,706       4,216       4,542       4,680        5,200
   Other liabilities                                    25,253      24,811      25,676      22,896       21,064
                                                   ----------- ----------- ----------- -----------  -----------
        Total liabilities                            2,867,700   2,824,022   2,715,994   2,772,847    2,710,519
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,320       2,310       2,317       2,314        2,311
   Additional paid-in capital                          148,993     149,194     150,679     150,310      149,810
   Retained earnings                                   160,004     154,876     151,771     149,096      147,559
   Accumulated other comprehensive income (loss)         2,345      (2,112)      4,380       2,245        1,521
                                                   ----------- ----------- ----------- -----------  -----------
        Total stockholders' equity                     313,662     304,268     309,147     303,965      301,201
                                                   ----------- ----------- ----------- -----------  -----------
        Total liabilities and stockholders' equity $ 3,181,362 $ 3,128,290 $ 3,025,141 $ 3,076,812  $ 3,011,720
                                                   =========== =========== =========== ===========  ===========


NON-PERFORMING ASSETS

(In thousands)                       September 30,  June 30,  March 31,  December 31,  September 30,
                                         2004        2004       2004        2003          2003
   90 days past due                   $    6,664  $    2,488 $    4,770 $      6,530  $      4,790
   Non-accrual loans                      16,852      17,702     19,914       19,453        20,093
   Other real estate                       1,546       1,653      1,571        1,399         1,547
                                      ----------  ---------- ---------- ------------  ------------
        Total non-performing assets   $   25,062  $   21,843 $   26,255 $     27,382  $     26,430
                                      ==========  ========== ========== ============  ============

   Average total loans for the quarter$2,383,942  $2,343,270 $2,339,080 $  2,349,536  $  2,348,817

   Total non-performing assets as a
     percent of average total loans        1.05%        .93%      1.12%        1.17%         1.13%

   Restructured loans                 $   2,169   $     926  $     957  $       641   $       647



CONSOLIDATED STATEMENTS OF INCOME

                                                                      Three Months Ended
(in thousands, except share data)                 September 30, June 30,  March 31, December 31,September 30,
                                                       2004       2004       2004       2003        2003
Interest Income
   Loans receivable
     Taxable                                       $ 35,342   $ 34,021   $ 34,227    $ 34,697   $ 35,607
     Tax exempt                                         143        137        163         195        185
   Investment securities
     Taxable                                          2,146      2,052      1,949       1,484      1,342
     Tax exempt                                       1,679      1,420      1,430       1,451      1,562
   Federal funds sold                                    18         37         18         148         49
   Deposits with financial institutions                 154        125        109          22         13
   Federal Reserve and Federal Home Loan Bank stock     319        307        328          39        201
                                                   --------   --------   --------    --------   --------
       Total interest income                         39,801     38,099     38,224      38,036     38,959
                                                   --------   --------   --------    --------   --------
Interest expense
   Deposits                                           8,487      7,879      8,190       8,303      8,623
   Securities sold under repurchase agreements           16         98        220         248        370
   Federal Home Loan Bank advances                    2,484      2,433      2,442       2,362      2,409
   Subordinated debentures, revolving credit
     and term loans                                   1,822      1,635      1,610       1,587      4,441
   Other borrowings                                     200        207        130         233        309
                                                   --------   --------   --------    --------   --------
        Total interest expense                       13,009     12,252     12,592      12,733     13,085
                                                   --------   --------   --------    --------   --------
Net interest income                                  26,792     25,847     25,632      25,303     25,874
   Provision for loan losses                          1,380      1,720      1,372       1,047      1,706
                                                   --------   --------   --------    --------   --------

Net interest income
after provision for loan losses                      25,412     24,127     24,260      24,256     24,168
                                                   --------   --------   --------    --------   --------
Other income
   Fiduciary activities                               1,923      2,002      1,810       1,603      1,547
   Service charges on deposit accounts                2,946      2,996      2,772       2,717      2,861
   Other customer fees                                  979        966      1,070       1,039        961
   Net realized gains on sales of
     available-for-sale securities                      332        363         37           0        512
   Commission income                                    687        777        953         569        638
   Earnings on cash surrender value
     of life insurance                                  448        482        429         446        498
   Net gains and fees on sales of loans                 675      1,352        801         770      1,332
   Other income                                         421        318        344         443        527
                                                    --------   --------   --------   --------   --------
        Total other income                            8,411      9,256      8,216       7,587      8,876
                                                    --------   --------   --------   --------   --------

Other expenses
   Salaries and employee benefits                    13,087     13,059     13,024      12,599     13,206
   Net occupancy expenses                             1,391      1,335      1,254       1,414      1,189
   Equipment expenses                                 1,853      1,954      1,979       2,217      1,996
   Marketing expense                                    363        385        440         538        414
   Outside data processing fees                       1,328      1,211      1,223       1,063      1,025
   Printing and office supplies                         397        388        398         466        401
   Goodwill and core deposit amortization               827        852        892         923        958
   Other expenses                                     3,544      3,438      3,354       4,623      3,771
                                                   --------   --------   --------    --------   --------
        Total other expenses                         22,790     22,622     22,564      23,843     22,960
                                                   --------   --------   --------    --------   --------

Income before income tax                             11,033     10,761      9,912       8,000     10,084
   Income tax expense                                 3,380      3,406      2,977       2,181      2,735
                                                   --------   --------   --------    --------   --------
Net income                                         $  7,653   $  7,355   $  6,935    $  5,819   $  7,349
                                                   ========   ========   ========    ========   ========

Per Share Data

   Basic Net Income                                $    .41   $    .40   $    .37    $    .31   $    .40
   Diluted Net Income                                   .41        .40        .37         .31        .39
   Cash Dividends Paid                                  .23        .23        .23         .23        .23
   Average Diluted Shares
     Outstanding (in thousands)                      18,658     18,633     18,646      18,666     18,622

FINANCIAL RATIOS
  Return on Average Assets                              .98%       .96%       .91%        .76%       .97%
  Return on Avg. Stockholders' Equity                  9.88       9.56       9.05        7.69       9.76
  Avg. Earning Assets to Avg. Assets                  89.98      89.64      90.05       90.19      89.48
  Allowance for Loan Losses as %
  Of Total Loans                                       1.05       1.08       1.14        1.08       1.26
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                          .34        .46        .07         .92        .43
  Dividend Payout Ratio                               56.10      57.50      62.16       74.19      58.97
  Avg. Stockholders' Equity to Avg. Assets             9.89      10.00      10.08        9.86       9.93
  Tax Equivalent Yield on Earning Assets               5.79       5.65       5.71        5.62       5.89
  Cost of Supporting Liabilities                       1.85       1.78       1.84        1.84       1.93
  Net Int. Margin (FTE) on Earning Assets              3.94       3.87       3.87        3.78       3.96

                                  Page 10 of 10